UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 30, 2005

                               TRENWICK GROUP LTD
             (Exact name of registrant as specified in its charter)


                                     BERMUDA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


            1- 16089                                  98-0232340
--------------------------------------------------------------------------------
    (Commission File Number)             (I.R.S. Employer Identification No.)


                       C/O MICHAEL MORRISON, JOHN WARDROP
                          JOINT PROVISIONAL LIQUIDATORS
                             TRENWICK GROUP LIMITED
                        CROWN HOUSE, 4 PAR-LA-VILLE ROAD


       HAMILTON HM 08, BERMUDA                         NOT APPLICABLE
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (441) 295-5063

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS

Hamilton, Bermuda (March 31, 2005): The Joint Provisional Liquidators of Trenwick Group Limited (the Company) have mailed to holders of record of the Company's common shares, par value $0.10 per share (the "Common Shares"), a letter dated March 30, 2005 providing holders of Common Shares with a status report of the affairs of the Company.

The letter also notifies holders of Common Stock of the Joint Provisional Liquidators' intention to limit the Company's public announcements in the future to material events relating to the Company's winding-up (liquidation) proceedings in Bermuda. The Joint Provisional Liquidators intend to disclose any such event to the public by filing with the US Securities and Exchange Commission (SEC) a current report on Form 8-K. Subject to the resources available to the Company, the Joint Provisional Liquidators intend to report on the status of the Company's affairs at least annually. Reports on the Company's affairs will not be mailed to holders of Common Shares in the future, unless the Joint Provisional Liquidators are required to do so or unless the Joint Provisional Liquidators believe, in their sole judgment, that it is in the best interest of the Company's stakeholders.

The Company's current reports on Form 8-K are available free of charge at the SEC's website www.sec.gov.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a)     None.
(b)     None.
(c)     Exhibits.


EXHIBIT NUMBER         DESCRIPTION OF EXHIBITS
--------------         -----------------------

Exhibit 99.1           Letter to Shareholders dated March 30, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         TRENWICK GROUP LTD
                                         (Registrant)


Date:     March 31, 2005                 By: /s/  Michael Morrison
                                             -----------------------------------
                                             Name:  Michael Morrison
                                             Title: Joint Provisional Liquidator



                                         By: /s/ John Wardrop
                                             -----------------------------------
                                             Name:  John Wardrop
                                             Title: Joint Provisional Liquidator

                                  EXHIBIT INDEX


EXHIBIT NUMBER         DESCRIPTION OF EXHIBITS
--------------         -----------------------

Exhibit 99.1           Letter to Shareholders dated March 30, 2005